                                                                Exhibit 10.2

                                    GUARANTY

     THIS GUARANTY,  dated as of May 9, 2007, (this "Guaranty"),  is made by and among NovaStar Financial, Inc. ("NFI"), NFI Holding Corporation ("NFI Holding"),
NovaStar  Mortgage,  Inc.  ("NMI"),  HomeView  Lending,  Inc.  ("HVL") (NFI, NFI
Holding,  NMI  and  HVL,  each  a  "Guarantor"  and  collectively,  jointly  and severally,  the  "Guarantors")  and Wachovia  Bank,  National  Association  (the
"Buyer",  which  term  shall  include  any buyer for whom Buyer acts as Agent as defined and provided for in the Master Repurchase Agreement referred to below);

                                    RECITALS

     A. Pursuant to the Master Repurchase  Agreement (2007 Whole Loan), dated as of May 9, 2007 (as  amended,  supplemented  or otherwise  modified  from time to
time,  the  "Master  Repurchase   Agreement"),   by  and  among  NFI  Repurchase
Corporation ("NFI Repurchase"),  NMI Repurchase  Corporation ("NMI Repurchase"),
HVL and NMI Property  Financing,  Inc.  ("NovaStar Asset") (NFI Repurchase,  NMI
Repurchase,  HVL and NovaStar Asset, each a "Seller" and  collectively,  jointly and severally,  the  "Sellers"),  the  Guarantors  and the Buyer,  the Buyer has
agreed to purchase certain assets (the "Purchased  Assets") from the Sellers and the Sellers have agreed to repurchase  such Assets upon the terms and subject to the conditions set forth therein.

     B. It is a condition  precedent to the  obligation of the Buyer to purchase the Purchased Assets from the Sellers under the Master Repurchase Agreement that the Guarantors shall have executed and delivered this Guaranty to the Buyer.

     NOW, THEREFORE,  for good and valuable  consideration,  receipt of which by the parties  hereto is hereby  acknowledged,  the parties hereto hereby agree as follows:

     1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the
Master  Repurchase  Agreement  and used herein shall have the meanings  given to them in the Master Repurchase Agreement.

     (b) "Obligations" shall mean the obligations and liabilities of the Sellers and the Guarantors to the Buyer, including,  without limitation, the obligations whether direct or indirect, absolute or contingent, due or to become due, or now existing  or  hereafter  incurred,  which  may  arise  under,  or  out  of or in connection  with the  Master  Repurchase  Agreement,  this  Guaranty,  any other
Program Documents and any other document made,  delivered or given in connection therewith  or  herewith,  whether on account of  covenants,  Repurchase  Prices,
reimbursement  obligations,  fees,  indemnities,   costs,  expenses  (including,
without limitation,  all fees and disbursements of counsel to the Buyer that are required  to be  paid  by the  Sellers  pursuant  to the  terms  of the  Program
Documents) or otherwise.

     (c) The words  "hereof,"  "herein"  and  "hereunder"  and words of  similar import when used in this  Guaranty  shall refer to this  Guaranty as a whole and not to any  particular  provision of this  Guaranty,  and section and  paragraph references are to this Guaranty unless otherwise specified.

     (d) The meanings given to terms defined herein shall be equally  applicable to both the singular and plural forms of such terms.

     2. Guaranty.  (a) The Guarantors hereby,  unconditionally  and irrevocably, guarantee to the Buyer and its  successors,  indorsees,  transferees and assigns the prompt and complete payment and performance by the Sellers when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

     (b) The  Guarantors  further agree to pay any and all expenses  (including, without limitation,  all reasonable fees and disbursements of counsel) which may be paid or incurred  by the Buyer in  enforcing  any rights with  respect to, or collecting,  any or all of the  Obligations  and/or  enforcing  any rights  with respect to, or collecting  against,  the Guarantors  under this  Guaranty.  This
Guaranty shall remain in full force and effect until the Obligations are paid in full,  notwithstanding  that from time to time prior  thereto any or all Sellers may be free from any Obligations.

     (c) No payment or payments made by the Sellers,  the Guarantors,  any other guarantor  or any other  Person or received or  collected  by the Buyer from the
Sellers,  the  Guarantors,  any other guarantor or any other Person by virtue of any action or proceeding or any set-off or  appropriation  or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify,  reduce,  release or otherwise  affect the liability of the
Guarantors  hereunder which shall,  notwithstanding any such payment or payments other than payments  made by the  Guarantors  in respect of the  Obligations  or
payments   received  or  collected   from  the  Guarantors  in  respect  of  the
Obligations, remain liable for the Obligations until the Obligations are paid in full and the Master Repurchase Agreement is terminated.

     (d) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Buyer on account of its liability hereunder, it will notify the Buyer in writing that such  payment is made under this  Guaranty for such purpose.

     (e) Each  Guarantor  shall be jointly and  severally  liable with the other
Guarantors to the Buyer for all obligations of the Guarantors hereunder.

     3. Representations and Warranties of the Guarantors.  Each Guarantor hereby represents and warrants that:

     (a) It is duly  organized and validly  existing in good standing  under the laws of the jurisdiction under which it is organized and is duly qualified to do business  and is in good  standing in every other  jurisdiction  as to which the nature of the business conducted by it makes such qualification necessary.

     (b) It has the full power,  authority  and legal right to execute,  deliver and perform its  obligations  under this  Guaranty.  This Guaranty has been duly executed and delivered by it, has not been amended or otherwise modified,  is in full force and effect and is the legal,  valid and  binding  obligation  of each
Guarantor, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency,  reorganization,  moratorium or other similar laws  relating to or  affecting  the rights of  creditors  generally  and to the application of

general  principles of equity  (regardless of whether considered in a proceeding in equity or at law).

     (c)  Neither  the   execution   and  delivery  of  this  Guaranty  nor  the
consummation  of the  transactions  contemplated  herein will  conflict  with or result in a breach of, or require  any  consent  under,  any  applicable  law or
regulation,   or  any  order,  writ,  injunction  or  decree  of  any  court  or governmental  authority or agency,  or any agreement or instrument to which each
Guarantor  is a party or by which each  Guarantor or its property is bound or to which  each  Guarantor  is  subject,  or  constitute  a  default  under any such agreement  or  instrument,  or (except for the liens  created  pursuant  hereto)
result  in the  creation  or  imposition  of any  lien or  encumbrance  upon the
Guarantors'  revenues or assets  pursuant to the terms of any such  agreement or instrument.

     (d)  Each  Guarantor  has  received  and  reviewed  copies  of  the  Master
Repurchase Agreement.

     (e) This  Guaranty  is the  legal,  valid and  binding  obligation  of each
Guarantor,  enforceable  against each  Guarantor,  in accordance with its terms, subject to bankruptcy,  insolvency and similar laws and to the  availability  of equitable remedies.

     (f) There is no action, suit or proceeding at law or in equity by or before any governmental  authority,  arbitral tribunal or other body now pending, or to the best of each  Guarantor's  knowledge,  threatened  against or affecting each
Guarantor or any of its property  that is  reasonably  likely to have a material adverse effect on each Guarantor's condition, financial or otherwise.

     (g)  No  authorizations,  approvals  or  consents  of,  and no  filings  or registrations with, any governmental  authority are necessary for the execution, delivery or performance by the Guarantors of this Guaranty.

     4. Right of  Set-off.  Upon the  occurrence  of any Event of  Default,  the
Guarantors  hereby  irrevocably  authorize the Buyer or any of its Affiliates at any time and from time to time without notice to the Guarantors, any such notice being expressly  waived by the Guarantors,  to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether  direct or  indirect,  absolute or  contingent,  matured or unmatured, at any time held or owing by the Buyer or any of its Affiliates to or for the credit or the  account of the  Guarantors,  or any part  thereof in such amounts as the Buyer may elect,  against and on account of the  obligations  and liabilities of the Guarantors to the Buyer  hereunder and claims of every nature and description of the Buyer or any of its Affiliates against the Guarantors, in any currency,  whether arising hereunder,  under the Master Repurchase Agreement as the Buyer may elect, whether or not the Buyer has made any demand for payment and although  such  obligations,  liabilities  and claims may be  contingent  or unmatured.  The Buyer shall notify the  Guarantors  promptly of any such set-off and the  application  made by the Buyer,  provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Buyer and its  Affiliates  under this  Section  are in  addition to other rights and  remedies  (including  without  limitation,  other rights of set-off)
which the Buyer and its Affiliates may have.

     5. No  Subrogation.  Notwithstanding  any payment or  payments  made by the
Guarantors hereunder or any set-off or application of funds of the Guarantors by the Buyer or any of its Affiliates,  the Guarantors  shall not be entitled to be subrogated  to any of the  rights of the Buyer  against  any Seller or any other guarantor or any collateral security or guarantee or right of offset held by the
Buyer for the payment of the  Obligations,  nor shall the Guarantors  seek or be entitled to seek any contribution or reimbursement  from any Seller or any other guarantor in respect of payments  made by the  Guarantors  hereunder,  until all amounts owing to the Buyer by the Sellers on account of the Obligations are paid in full and the Master Repurchase  Agreement is terminated.  If any amount shall be paid to the Guarantors on account of such subrogation rights at any time when all of the  Obligations  shall not have been paid in full,  such amount shall be held by the  Guarantors in trust for the Buyer,  segregated  from other funds of each Guarantor,  and shall, forthwith upon receipt by the Guarantors,  be turned over to the Buyer in the exact form received by the Guarantors (duly indorsed by
the  Guarantors  to  the  Buyer,  if  required),   to  be  applied  against  the
Obligations,  whether  matured  or  unmatured,  in such  order as the  Buyer may determine.

     6. Amendments,  Etc. with Respect to the Obligations.  The Guarantors shall remain  obligated  hereunder  notwithstanding  that,  without any reservation of rights  against the  Guarantors  and without  notice to or further assent by the
Guarantors,  any demand for payment of any of the Obligations  made by the Buyer may be  rescinded  by the Buyer and any of the  Obligations  continued,  and the
Obligations,  or the  liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto,  may,  from time to time,  in whole or in part,  be renewed,  extended, amended, modified, accelerated,  compromised, waived, surrendered or released by the Buyer, and the Master Repurchase  Agreement and any other documents executed and delivered in connection therewith may be amended, modified,  supplemented or terminated,  in whole or in part, as the Buyer may deem  advisable  from time to time, and any collateral security, guarantee or right of offset at any time held by the Buyer for the payment of the Obligations may be sold, exchanged,  waived, surrendered  or released.  The Buyer shall not have any  obligation  to protect, secure,  perfect or insure any lien at any time held by it as  security  for the
Obligations or for this Guaranty or any property  subject  thereto.  When making any demand hereunder against any Guarantor, the Buyer may, but shall be under no obligation to, make a similar demand on the Sellers or the other Guarantors, and any failure by the Buyer to make any such demand or to collect any payments from the Sellers or the other  Guarantors or any release of the Sellers or such other
Guarantors shall not relieve the Guarantors of their  obligations or liabilities hereunder,  and shall not impair or affect the rights and  remedies,  express or implied,  or as a matter of law, of the Buyer  against the  Guarantors.  For the purposes hereof "demand" shall include the  commencement  and continuance of any legal proceedings.

     7.  Waiver  of  Rights.  The  Guarantors  waive  any and all  notice of the creation, renewal, extension or accrual of any of the Obligations, and notice of or proof of  reliance  by the Buyer upon this  Guaranty  or  acceptance  of this
Guaranty; the Obligations, and any of them, shall conclusively be deemed to have been created,  contracted or incurred, or renewed,  extended, amended or waived, in reliance  upon this  Guaranty;  and all dealings  between the Sellers and the
Guarantors, on the one hand, and the Buyer, on the other hand, likewise shall be conclusively  presumed to have been had or  consummated  in  reliance  upon this
Guaranty.  The Guarantors

waive diligence,  presentment, protest, demand for payment and notice of default or  nonpayment  to or upon the  Sellers or the  Guarantors  with  respect to the
Obligations.

     8. Guaranty Absolute and Unconditional. The Guarantors understand and agree
that  this  Guaranty   shall  be  construed  as  a   continuing,   absolute  and
unconditional  guarantee of the full and punctual payment and performance by the
Sellers of the  Obligations and not of their  collectibility  only, and is in no way conditioned upon any requirement that the Buyer first attempt to collect any of the  obligations  from  the  Sellers,  without  regard  to (a) the  validity, regularity or  enforceability  of the Master  Repurchase  Agreement,  any of the
Obligations or any other collateral  security  therefor or guarantee or right of offset with  respect  thereto at any time or from time to time held by the Buyer
(b) any  defense,  set-off or  counterclaim  (other than a defense of payment or performance)  which may at any time be  available  to or be asserted by a Seller against the Buyer,  or (c) any other  circumstance  whatsoever  (with or without notice to or knowledge of the Sellers or the Guarantors) which  constitutes,  or might be construed to  constitute,  an equitable or legal  discharge of a Seller from the Obligations,  or of the Guarantors from this Guaranty, in bankruptcy or in any other instance.  When pursuing its rights and remedies  hereunder against the Guarantors,  the Buyer may, but shall be under no obligation to, pursue such rights and  remedies as it may have  against a Seller or any other Person or any collateral security or guarantee for the Obligations or any right of offset with respect  thereto,  and any failure by the Buyer to pursue  such other  rights or remedies or to collect any payments from a Seller or any such other Person or to realize upon any such  collateral  security or guarantee or to exercise any such right of offset, or any release of a Seller or any such other Person or any such collateral  security,  guarantee  or right of  offset,  shall  not  relieve  the
Guarantors of any liability hereunder, and shall not impair or affect the rights and remedies,  whether express,  implied or available as a matter of law, of the
Buyer  against the  Guarantors.  This  Guaranty  shall  remain in full force and effect and be binding in accordance with and to the extent of its terms upon the
Guarantors  and the  successors  and  assigns  thereof,  and shall  inure to the benefit of the Buyer,  and its successors,  indorsees,  transferees and assigns, until all the  Obligations  and the  obligations  of the  Guarantors  under this
Guaranty shall have been satisfied by payment in full and the Master  Repurchase
Agreement shall be terminated, notwithstanding that from time to time during the term of the  Master  Repurchase  Agreement  the  Sellers  may be free  from  any
Obligations.

     9.  Reinstatement.  This Guaranty  shall  continue to be  effective,  or be reinstated,  as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by
the  Buyer  upon  the  insolvency,  bankruptcy,   dissolution,   liquidation  or
reorganization of any Seller or any of the Guarantors, or upon or as a result of the  appointment  of a receiver,  intervenor  or  conservator  of, or trustee or similar officer for, any Seller or any of the Guarantors or any substantial part of its property, or otherwise, all as though such payments had not been made.

     10. Payments.  The Guarantors hereby guarantee that payments hereunder will be paid to the  Buyer  without  set-off  or  counterclaim  in  U.S.  Dollars  in accordance with the wiring instructions of the Buyer.

     11. Notices. All notices,  requests and other  communications  provided for herein (including without limitation any modifications of, or waivers,  requests or consents under,  this Guaranty) shall be given or made in writing  (including without limitation by telex or

telecopy) and  delivered to the intended  recipient at the "Address for Notices"
specified  on the  signature  page  hereto;  or, as to any party,  at such other address as shall be designated  by such party in a written  notice to each other party.  All such  communications  shall be deemed to have been duly  given  when transmitted  by telex or telecopy or  personally  delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

     12.  Severability.  Any provision of this  Guaranty  which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability  without  invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render  unenforceable such provision in any other jurisdiction.

     13.  Integration.  This  Guaranty and the Program  Documents  represent the agreement  of the  Guarantors  with  respect to the  subject  matter  hereof and thereof and there are no promises or  representations  by the Buyer  relative to the subject matter hereof or thereof not reflected herein or therein.

     14. Amendments in Writing; No Waiver;  Cumulative Remedies. (a) None of the
terms or  provisions of this Guaranty may be waived,  amended,  supplemented  or otherwise modified except by a written instrument executed by the Guarantors and the Buyer,  provided  that any  provision of this  Guaranty may be waived by the
Buyer.

     (b) The Buyer shall not by any act (except by a written instrument pursuant to Section 14(a) hereof), delay, indulgence,  omission or otherwise be deemed to have waived any right or remedy  hereunder or to have  acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions  hereof.
No failure to exercise,  nor any delay in exercising,  on the part of the Buyer, any right,  power or privilege  hereunder shall operate as a waiver thereof.  No single or partial  exercise of any right,  power or  privilege  hereunder  shall preclude  any other or further  exercise  thereof or the  exercise  of any other right,  power  or  privilege.  A waiver  by the  Buyer  of any  right or  remedy hereunder  on any one  occasion  shall not be construed as a bar to any right or remedy which the Buyer would otherwise have on any future occasion.

     (c)  The  rights  and  remedies  herein  provided  are  cumulative,  may be exercised  singly or  concurrently  and are not exclusive of any other rights or remedies provided by law.

     15. Section  Headings.  The section  headings used in this Guaranty are for convenience of reference only and are not to affect the  construction  hereof or be taken into consideration in the interpretation hereof.

     16.  Successors  and  Assigns.  This  Guaranty  shall be  binding  upon the successors  and assigns of the  Guarantors and shall inure to the benefit of the
Buyer and its successors  and assigns.  This Guaranty may not be assigned by any of the Guarantors without the express written consent of the Buyer.

     17.  Governing Law. THIS GUARANTY SHALL BE GOVERNED BY NEW YORK LAW WITHOUT
REFERENCE TO CHOICE OF LAW DOCTRINE.

     18. SUBMISSION TO JURISDICTION; WAIVERS. EACH GUARANTOR HEREBY WAIVES TRIAL
BY  JURY.  EACH  GUARANTOR  HEREBY  IRREVOCABLY  CONSENTS  TO THE  NON-EXCLUSIVE
JURISDICTION  OF ANY  COURT OF THE STATE OF NEW YORK,  OR IN THE  UNITED  STATES
DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, ARISING OUT OF OR RELATING
TO THE PROGRAM  DOCUMENTS IN ANY ACTION OR  PROCEEDING.  EACH  GUARANTOR  HEREBY
SUBMITS TO, AND WAIVES ANY OBJECTION EACH  GUARANTOR MAY HAVE TO,  NON-EXCLUSIVE
PERSONAL  JURISDICTION  AND VENUE IN THE COURTS OF THE STATE OF NEW YORK AND THE
UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, WITH RESPECT
TO ANY DISPUTES ARISING OUT OF OR RELATING TO THE PROGRAM DOCUMENTS.

     19. Other Liens. Notwithstanding anything to the contrary contained herein, liens previously granted by the Guarantors in favor of the Buyer or future liens that are granted by the  Guarantors in favor of the Buyer will not  constitute a breach of this Guaranty.

     20. Agents. The Buyer may employ agents and attorneys-in-fact in connection herewith and shall not be  responsible  for the  negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

     21.  Counterparts.   This  Guaranty  may  be  executed  in  any  number  of
counterparts, all of which when taken together shall constitute one and the same instrument  and any of the parties  hereto may execute this  Guaranty by signing any such counterpart.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Guaranty to be duly executed and delivered as of the day and year first above written.

NOVASTAR FINANCIAL, INC.,                                                       WACHOVIA BANK, NATIONAL ASSOCIATION
jointly and severally as a Guarantor
                                                                                By:  /s/ Andrew W. Riebe
                                                                                   ------------------------------------
By: /s/ Todd M. Phillips                                                        Name:    Andrew W. Riebe
   -----------------------------------------                                    Title:   Director
Name:  Todd M. Phillips
Title: VP, Treasurer. & Controller

NFI HOLDING CORPORATION,                                                        Address for Notices:
jointly and severally as a Guarantor                                            301 South College Street
                                                                                Charlotte, North Carolina 28288-0610
By: /s/ Todd M. Phillips                                                        Attention:   Andrew W. Riebe
   -----------------------------------------
Name:  Todd M. Phillips                                                         Telephone:   (704) 715-1403
Title: VP, Treasurer. & Controller                                              Facsimile:   (704) 383-8121

NOVASTAR MORTGAGE, INC.,
jointly and severally as a Guarantor

By: /s/ Todd M. Phillips
   -----------------------------------------
Name:  Todd M. Phillips
Title: VP, Treasurer. & Controller

HOMEVIEW LENDING, INC.,
jointly and severally as a Guarantor

By: /s/ Todd M. Phillips
   -----------------------------------------
Name:  Todd M. Phillips
Title: VP

Address for Notices with respect to each of the foregoing:

8140 Ward Parkway, Suite 300
Kansas City, Missouri 64114
Attention:        Todd Phillips
Telephone:        (816) 237-7559
Facsimile:        (816) 237-7515
E-mail:  todd.phillips@novastar1.com